PACE® Select Advisors Trust

October 24, 2022

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus"), Class P shares (the "Class P Prospectus") and Class P2 shares (the "Class P2 Prospectus") (collectively, the "Prospectuses") and Statement of Additional Information ("SAI"), each dated November 26, 2021, as supplemented.

Includes:

•  PACE® Strategic Fixed Income Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Strategic Fixed Income Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). This supplement updates certain information regarding the portfolio management team of Pacific Investment Management Company LLC, a subadvisor to the fund.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to Scott Mather as a portfolio manager for Pacific Investment Management Company LLC's portion of PACE Strategic Fixed Income Investments in the Prospectuses and SAI are hereby deleted.

The section captioned "PACE Strategic Fixed Income Investments Fund summary" and sub-captioned "Portfolio management team" on page 19 of the Multi-Class Prospectus, page 22 of the Class P Prospectus and page 19 of the Class P2 Prospectus is revised by replacing the second bullet point of that section with the following:

•  PIMCO—Mohit Mittal, Managing Director of PIMCO, has been a portfolio manager of the fund since July 2021. Michael Cudzil, Managing Director of PIMCO, and Marc Seidner, Managing Director of PIMCO, have been portfolio managers of the fund since October 2022.

The section captioned "Management" and sub-captioned "PACE Strategic Fixed Income Investments" beginning on page 147 of the Multi-Class Prospectus, on page 146 of the Class P Prospectus and beginning on page 137 of the Class P2 Prospectus is revised by replacing the third and fourth paragraphs of that section with the following:

Mohit Mittal is a managing director and portfolio manager in the Newport Beach office. He manages multi-sector portfolios and is a senior member of the liability driven investing, total return, dynamic bond, and credit portfolio management teams. He also serves as the head of the US investment grade, high yield, and emerging market credit trading desks. Mr. Mittal also serves on the board of Orangewood Foundation. He joined PIMCO in 2007.

ZS-1198

Michael Cudzil is a managing director in the Newport Beach office, a senior member of the liability-driven investment portfolio management team and a generalist portfolio manager. He has served as chair of the Americas Portfolio Committee, as a rotating member on the PIMCO Investment Committee and as co-head of the agency MBS portfolio management team. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. Mr. Cudzil previously held similar roles at Bank of America and Lehman Brothers, as well as a senior trading position at Salomon Brothers. He has 26 years of investment experience.

Marc Seidner is CIO Non-traditional Strategies and a managing director in the Newport Beach office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at Fidelity Management and Research. He has 36 years of investment experience.

The section captioned "Portfolio managers" and sub-captioned "PACE Mortgage-Backed Securities Fixed Income Investments—Pacific Investment Management Company LLC" beginning on page 168 of the SAI is revised by replacing the last nine paragraphs of that section in their entirety with the following:

Compensation. PIMCO's approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO's mission and values. Key Principles on Compensation Philosophy include:

•  PIMCO's compensation practices are designed to attract and retain high performers.

•  PIMCO's compensation philosophy embraces a corporate culture of rewarding behaviors aligned to our CORE values.

•  PIMCO's goal is to ensure key professionals are aligned to PIMCO's long-term success through awards linked to firm performance.

•  PIMCO's "Discern and Differentiate" discipline incorporates individual performance rating to guide total compensation outcomes.

The PIMCO Compensation Committee (PCC) governs the compensation framework, approves compensation spend, and reviews compensation decisions including pay equity across the organization.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for PIMCO's clients. A portfolio manager's compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary—Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus—Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success delivering results for clients. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider organizational performance. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•  Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•  Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•  Appropriate risk positioning and risk management mindset which includes consistency with PIMCO's investment philosophy, the Investment Committee's positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•  Contributions to mentoring, coaching and/or supervising members of team;

•  Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO's investment process, Investment Committee meetings, and day-to-day management of portfolios;

•  With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO's partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation—Long Term Incentive Plan ("LTIP") and/or the Carried Interest Compensation Plan is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•  The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO's operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO and our clients' success.

•  The Carried Interest Compensation Plan awards eligible individuals who provide services to PIMCO's Alternative Funds a percentage ("points") of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund's partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.

Eligibility to participate in LTIP and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual's overall contribution to the firm.

Ownership of fund shares. As of July 31, 2021, the portfolio managers did not own shares of the fund.

The section captioned "Portfolio managers" and sub-captioned "PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC, Neuberger Berman Investment Advisers LLC, and Brown Brothers Harriman & Co., through a separately identifiable department known as the Brown Brothers Harriman Mutual Fund Advisory Department" and sub-sub-captioned "Pacific Investment Management Company LLC" on page 178 of the SAI is revised by replacing the first paragraph that section in its entirety with the following:

Mohit Mittal, Michael Cudzil, and Marc Seidner are the portfolio managers primarily responsible for the day-to-day management of PIMCO's allocated portion of the fund's assets. The following tables provide information related to other accounts managed by the portfolio managers as of July 31, 2021 (in the case of Mr. Mittal) or August 31, 2022 (in the case of Messrs. Cudzil and Seidner):

The same section of the SAI is revised by inserting the following as the last charts of that section:

Michael Cudzil

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	16	6	60
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	4
Assets Managed (in millions)	$13,240	$7,444	$19,613
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$7,115	$662

Marc Seidner

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	21	26	35
Number of Accounts Managed with Performance-Based Advisory Fees	0	5	12
Assets Managed (in millions)	$22,932	$15,657	$16,078
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$1,846	$7,428

The same section of the SAI is revised by replacing the last paragraph of that section in its entirety with the following:

Ownership of fund shares. As of July 31, 2021, Mr. Mittal did not own shares of the fund. As of September 30, 2022, Messrs. Cudzil and Seidner did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.